    The Dealer Manager, the Depositary (see below for addresses and telephone numbers) or your broker or other financial advisor will assist you in completing this Notice of Guaranteed Delivery.

                      THIS IS NOT A LETTER OF TRANSMITTAL

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
             DEPOSIT OF CLASS A NON-VOTING SHARES OR CLASS B SHARES
                                       OF

                            NOMA INDUSTRIES LIMITED
           TO BE DEPOSITED PURSUANT TO THE OFFER DATED MARCH 10, 1999
                                       OF

                             NOMA ACQUISITION CORP.

     This Notice of Guaranteed Delivery, or a manually signed facsimile hereof, may be used to accept the offer (the "Offer") to purchase Class A Non-Voting Shares or Class B Shares of Noma Industries Limited (collectively, the "Noma Shares") set out in the Offer to Purchase and accompanying Circular of Noma Acquisition Corp. (the "Offeror") dated March 10, 1999 if: (i) the certificates representing the Noma Shares are not immediately available; or (ii) the Shareholder cannot deliver the certificates representing such Noma Shares and all other required documents to the Depositary at or prior to 5:00 P.M. (TORONTO
TIME) ON MARCH 31, 1999 (THE "EXPIRY TIME") UNLESS THE OFFER IS EXTENDED OR WITHDRAWN.

     The terms, conditions and definitions used in the Offer to Purchase and Circular are incorporated by reference in this Notice of Guaranteed Delivery.

     In order to utilize the procedures contemplated by this Notice of Guaranteed Delivery, the following conditions must be met:

     (a) the deposit must be made by or through a Canadian chartered bank, a trust company in Canada, a commercial bank or trust company having an office, branch, agency or correspondent in the United States or a member firm of The Toronto Stock Exchange, the Alberta Stock Exchange, the Montreal Exchange, the Vancouver Stock Exchange, a national securities exchange in the United States or the National Association of Securities Dealers, Inc. or a member of a Securities Transfer Association Medallion (STAMP) Program (each an "Eligible Institution");

     (b) a properly completed and duly executed copy of this Notice of Guaranteed Delivery, or a manually signed facsimile hereof, must be received by the Depositary at its principal office in Toronto (by mail, hand, courier or facsimile transmission), not later than the Expiry Time; and

     (c) the certificate(s) representing deposited Noma Shares, in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal, or a manually signed facsimile thereof, relating to such Noma Shares and all other documents required by the Letter of Transmittal must be received by the Depositary at its principal office in Toronto at or before 4:30 p.m. (Toronto time) on the third trading day on The Toronto Stock Exchange after the Expiry Date.

     This Notice of Guaranteed Delivery must be delivered mail, hand, courier or facsimile transmission to the Depositary during normal business hours not later than the Expiry Time and must include a guarantee by an Eligible Institution in the form set out herein.

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS, OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an Eligible Institution, such signature must appear in the applicable space in the Letter of Transmittal.

TO:        NOMA ACQUISITION CORP.

AND TO:  MONTREAL TRUST COMPANY OF CANADA, DEPOSITARY

     The undersigned hereby deposits with the Offeror, on and subject to the terms and conditions of the Offer and the Letter of Transmittal, receipt of which is hereby acknowledged, the Noma Shares listed below, pursuant to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase, "Manner and Time of Acceptance -- Procedure for Guaranteed Delivery".
--------------------------------------------------------------------------------

          Class and Number of                 Certificate No. (if available)             Name(s) and address(es) of
              Noma Shares                                                                      Shareholder(s)
                                                                                               (please print)
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

                                                          Signature(s) of Shareholder(s)

                                           Name(s) of Shareholder(s) (please print)

                                           Address:
                                           Postal or Zip Code:

                                           Area Code and Daytime Telephone Number:
                                           Dated: , 1999

                                   GUARANTEE

     The undersigned, an Eligible Institution, hereby guarantees delivery to the office of the Depositary set forth on the back page of this document of the certificates representing Noma Shares tendered hereby, in proper form for transfer, with delivery of a properly completed and duly executed Letter of Transmittal, or a manually signed facsimile thereof, and all other documents required by the Letter of Transmittal, all at or before 4:30 p.m. (local time) on the third trading day on The Toronto Stock Exchange after the Expiry Date.


                                           Dated: , 1999
                                           Name of Eligible Institution:
                                           Address:
                                           Area Code and Telephone Number:
                                           Authorized Signature:
                                           Name (please print):
                                           Title:

                        THE DEPOSITARY FOR THE OFFER IS:

                        MONTREAL TRUST COMPANY OF CANADA

         FOR DELIVERY BY MAIL, HAND, COURIER OR FACSIMILE TRANSMISSION
                                    TORONTO
                           Reorganization Department
                             151 Front Street West
                                   8th Floor
                                Toronto, Ontario
                                    M5J 2N1
                              Fax: (416) 981-9600

                      THE DEALER MANAGER FOR THE OFFER IS:
                               SCOTIAMCLEOD INC.
                                   Suite 6400
                                  Scotia Plaza
                              40 King Street West
                                Toronto, Ontario
                                    M5W 2X6
                              Tel: (416) 862-3090
                              Fax: (416) 862-3010

     ANY QUESTIONS AND REQUESTS FOR ASSISTANCE MAY BE DIRECTED TO THE DEALER MANAGER OR THE DEPOSITARY AT THEIR RESPECTIVE OFFICES OR TELEPHONE NUMBERS SET OUT ABOVE.